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                                                                 Exhibit 10.73.5

                       FIFTH AMENDMENT TO MASTER AGREEMENT
                          AND OTHER OPERATIVE DOCUMENTS

         THIS FIFTH AMENDMENT TO MASTER AGREEMENT AND OTHER OPERATIVE DOCUMENTS is made as of August 28, 2002 by and among CORRECTIONAL SERVICES CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company that is a signatory hereto or that, pursuant to Section 3.6 of the Master Agreement (as hereinafter defined), shall become a party hereto as a lessee (individually, together with the Company in its capacity as a lessee, a "Lessee" and, collectively, the "Lessees"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"); ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership (the "Lessor"); certain financial institutions parties hereto as lenders (together with any other financial institution that becomes a party hereto as a lender, collectively referred to as "Lenders" and individually as a "Lender"); FLEET NATIONAL BANK, a national banking association and successor by merger to Summit Bank, as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the "Syndication Agent"); and SUNTRUST BANK, NASHVILLE, N.A., a national banking association, as documentation agent (in such capacity, the "Documentation Agent").

                                    RECITALS

         A. The Company, the Lessees, the Subsidiary Guarantors, the Lessor, the Lenders, the Syndication Agent and the Documentation Agent entered into a Master Agreement dated as of August 31, 1999, as amended by a first amendment thereto dated as of November 10, 2000, a second amendment thereto dated in or about August, 2001, a third amendment thereto dated in or about November, 2001, and a fourth amendment dated as of March 28, 2002 (collectively, the "Master Agreement").

         B. The Company, the Lenders, the Syndication Agent and the Documentation Agent have agreed to make certain amendments to the Master Agreement, subject to and in accordance with the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

         1. Defined Terms. Except as otherwise indicated herein, all words and terms defined in the Appendix A to the Master Agreement shall have the same meanings when used herein.

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         2.       Amendments to Master Agreement.

                  (a) The definition of the term "Applicable Margin" appearing in Appendix A to the Master Agreement is hereby amended to read in its entirety as follows:

                        "Applicable Margin" shall mean (i) with reference to Advances that are Base Rate Advances, an amount in excess of the Base Rate equal to 2.50%, and (ii) with reference to Advances that are LIBOR Advances, an amount in excess of the LIBOR Rate equal to 4.00%.

                  (b) The definition of the term "Base Term" appearing in Appendix A to the Master Agreement is hereby amended to read in its entirety as follows:

                        "Base Term" means, with respect to any Leased Property,
         (a) the period commencing on the related Closing Date and ending on September 30, 2002 or (b) such shorter period as may result from earlier termination of the Lease as provided therein.

         3. Amendments to Other Operative Documents. Appendix A to each of the Lease, the Loan Agreement and the Construction Agency Agreement are hereby amended to incorporate therein the changes to Appendix A to the Master Agreement effected by Paragraph 2 of this Agreement.

         4. Guaranty Reaffirmation. The Company hereby reaffirms all of the terms and conditions of the Guaranty Agreement and acknowledges and agrees that it has no defenses, offsets or counterclaims with respect to its obligations thereunder.

         5.       Representations and Warranties.

                  (a) In order to induce the Syndication Agent and the Lenders to enter into this Agreement and amend the Master Agreement as provided herein, each Obligor, as to itself, hereby represents and warrants to the other parties hereto as follows:

                        (i) All of the representations and warranties of the Obligors set forth in the Master Agreement are true, complete and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof and as if set forth at length herein.

                        (ii) After giving effect to this Agreement, no Potential Event of Default or Event of Default presently exists and is continuing on and as of the date hereof.

                        (iii) Since the date of the Obligors' most recent financial statements delivered to the Syndication Agent, no Material Adverse Effect has occurred, and no event has occurred or failed to occur which has had or is likely to have a Material Adverse Effect.

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                        (iv)     Each Obligor has full power and authority to
execute, deliver and perform any action or step which may be necessary to carry out the terms of this Agreement and all other agreements, documents and instruments, if any, executed and delivered by the Obligor to the Syndication Agent and the Lenders concurrently herewith or in connection herewith (collectively, the "Amendment Documents"); each Amendment Document to which any of the Obligors is a party has been duly executed and delivered by such party and is the legal, valid and binding obligation of such party enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditors' rights generally.

                        (v) The execution, delivery and performance of the Amendment Documents will not (A) violate any provision of any existing law, statute, rule, regulation or ordinance binding upon the Obligors, (B) conflict with, result in a breach of, or constitute a default under (1) the certificate of incorporation or by-laws or other equivalent formation documents of any Obligor, (2) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (3) any mortgage, indenture, material lease, contract or other material agreement or undertaking to which any Obligor is a party or by which such party or its properties or assets may be bound, or (C) result in the creation or imposition of any lien or other encumbrance upon or with respect to any property or asset now owned or hereafter acquired by any Obligor, other than liens in favor of the Syndication Agent for the ratable benefit of the Lenders.

                        (vi) No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any Person is required in connection with the execution, delivery or performance by the Obligors of the Amendment Documents or the transactions contemplated thereby.

                  (b) The Lessor hereby represents and warrants to the other parties hereto as follows:

                        (i) All of the representations and warranties of the Lessor set forth in the Master Agreement are true, complete and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof and as if set forth at length herein.

                        (ii) Since the date of the Lessor's most recent financial statements delivered to the Syndication Agent, no Material Adverse Effect has occurred, and no event has occurred or failed to occur which has had or is likely to have a Material Adverse Effect.

                        (iii) The Lessor has full power and authority to execute, deliver and perform any action or step which may be necessary to carry out the terms of this Agreement and any other Amendment Document; each Amendment Document to which the Lessor is a party has been duly executed and delivered by the Lessor and is the legal, valid and binding obligation of the Lessor enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditors' rights generally.

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                        (iv)     The  execution,  delivery  and  performance
of the Amendment Documents will not (A) violate any provision of any existing law, statute, rule, regulation or ordinance binding upon the Lessor, (B) conflict with, result in a breach of, or constitute a default under (1) the formation documents of the Lessor, (2) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (3) any mortgage, indenture, material lease, contract or other material agreement or undertaking to which the Lessor is a party or by which the Lessor or its properties or assets may be bound, or (C) result in the creation or imposition of any lien or other encumbrance upon or with respect to any property or asset now owned or hereafter acquired by the Lessor.

                        (v) No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any Person is required in connection with the execution, delivery or performance by the Lessor of the Amendment Documents or the transactions contemplated thereby.

         6. Syndication Agent's Costs. The Company shall on demand reimburse the Syndication Agent for all out-of-pocket costs, including legal fees and expenses, incurred by the Syndication Agent in connection with this Agreement and the other Amendment Documents and the transactions referenced herein. The Company hereby authorizes the Syndication Agent to charge the Company's account(s) with the Syndication Agent (or its affiliate) in the amount of such out-of-pocket costs.

         7. No Change. Except as expressly set forth herein or modified hereby, all of the terms and provisions of the Master Agreement and the other Operative Documents are hereby reaffirmed in their entirety and shall continue in full force and effect.

         8. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument. This Agreement shall not be binding upon any party until all parties hereto have executed this Agreement and delivered it to the Syndication Agent.

                   [Balance of page intentionally left blank]

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         9.  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned have caused their duly authorized representatives to execute and deliver this Agreement as of the date set forth on the first page hereof.

                               CORRECTIONAL SERVICES CORPORATION,
                               a Delaware corporation


                               By:  /s/ Bernard A. Wagner
                                  ----------------------------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer

                               YOUTH SERVICES INTERNATIONAL, INC.,
                               a Maryland corporation


                               By:  /s/ Bernard A. Wagner
                                  ----------------------------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer


                               FF&E, INC., a New Jersey corporation


                               By:  /s/ Bernard A. Wagner
                                  ----------------------------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer


                               YOUTH SERVICES INTERNATIONAL OF NORTHERN IOWA, INC., an Iowa corporation


                               By:  /s/ Bernard A. Wagner
                                  ----------------------------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer



                       (Signatures continued on next page)

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                               YOUTH SERVICES INTERNATIONAL HOLDINGS, INC.,
                               a Delaware corporation


                               By:  /s/ Bernard A. Wagner
                                  ----------------------------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer


                               YOUTH SERVICES INTERNATIONAL REAL PROPERTY
                               PARTNERSHIP, LLP,
                               a Maryland limited liability partnership


                               By:  /s/ Bernard A. Wagner
                                  ----------------------------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer



                               YOUTH SERVICES INTERNATIONAL OF ILLINOIS, INC., a Maryland corporation


                               By:  /s/ Bernard A. Wagner
                                  ----------------------------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer



                               YOUTH SERVICES INTERNATIONAL OF SOUTH DAKOTA, INC., a South Dakota corporation


                               By:  /s/ Bernard A. Wagner
                                  ----------------------------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer



                       (Signatures continued on next page)

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                              YOUTH SERVICES INTERNATIONAL OF TEXAS, INC.,
                              a Texas corporation


                              By: /s/ Bernard A. Wagner
                                  --------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer

                              YSI OF CENTRAL IOWA, INC.,
                              an Iowa corporation


                              By: /s/ Bernard A. Wagner
                                  --------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer

                              YOUTH SERVICES INTERNATIONAL OF IOWA, INC., a Maryland corporation


                              By: /s/ Bernard A. Wagner
                                  --------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer

                              YOUTH SERVICES INTERNATIONAL OF MICHIGAN, INC., a Michigan corporation


                              By: /s/ Bernard A. Wagner
                                  --------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer

                       (Signatures continued on next page)

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                              YOUTH SERVICES INTERNATIONAL OF MISSOURI, INC.,
                              a Missouri corporation


                              By: /s/ Bernard A. Wagner
                                  --------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer

                              CSC MANAGEMENT DE PUERTO RICO, INC.,
                              a Puerto Rico corporation


                              By: /s/ Bernard A. Wagner
                                  --------------------------
                                  Bernard A. Wagner
                                  Sr. Vice President and Chief Financial Officer

                              FLEET NATIONAL BANK,
                              as the Syndication Agent and a Lender


                              By:________________________________
                                 Name:
                                 Title:

                              ATLANTIC FINANCIAL GROUP, LTD.,
                              as Lessor


                              By: Atlantic Financial Managers, Inc.,
                                  its General Partner


                                  By:____________________________
                                     Name:
                                     Title:

                              SUNTRUST BANK, NASHVILLE, N.A.,
                              as the Documentation Agent and a Lender


                              By:________________________________
                                 Name:
                                 Title:

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